                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) and related prospectus pertaining to the Premier Laser Systems, Inc. 1997 Stock Option Plan of our report dated May 1, 1997, with respect to the financial statements and schedule of Premier Laser Systems, Inc. included in its Annual Report (Form 10-K), filed with the Securities and Exchange Commission.


                                                    ERNST & YOUNG LLP


Orange County, California
June 17, 1997